EXHIBIT 10.8
REGISTRATION RIGHTS AGREEMENT
BY AND AMONG
EMISPHERE TECHNOLOGIES, INC.
AND
THE PERSONS LISTED ON THE
SIGNATURE PAGES HEREOF
Dated as of September 26, 2005

i

ii

REGISTRATION RIGHTS AGREEMENT
      THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 26, 2005, by and among Emisphere Technologies, Inc., a Delaware corporation (together with any Subsidiaries (as hereinafter defined) hereafter formed or acquired, the “Company”), and the Holders (as hereinafter defined) of Registrable Securities (as hereinafter defined).
      WHEREAS, contemporaneously with entering into this Agreement, the Company is entering into that certain Investment and Exchange Agreement (the “Investment Agreement”) and that certain Senior Secured Term Loan Agreement (the “Loan Agreement”), each dated as of September 26, 2005, between the Company, on the one hand, and MHR Capital Partners (500) LP, MHR Capital Partners (100) LP, MHR Institutional Partners II LP and MHR Institutional Partners IIA LP (collectively, and including any of their respective Affiliates (as defined below), the “Investor”), on the other hand;
      WHEREAS, the Investor currently owns certain Warrants (as hereinafter defined) and Common Stock (as hereinafter defined);
      WHEREAS, in connection with the consummation of the transactions contemplated by the Investment Agreement, the Holders and the Company desire to enter into this Agreement to provide the Holders with certain rights relating to the registration of Registrable Securities owned as of the date hereof or that may be owned from time to time after the date hereof by Holders or their Affiliates (as hereinafter defined).
      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS.
      1.1     Defined Terms. As used in this Agreement, the following capitalized terms (in their singular and plural forms, as applicable) have the following meanings:

“Action” has the meaning assigned to such term in Section 7.3 hereof.

“Additional Holder(s)” means the Permitted Assignee(s) who, from time to time, acquire Registrable Securities and own Registrable Securities at the relevant time and agree to be bound by the terms hereof and become Holders for purposes of this Agreement.

“Adverse Effect” has the meaning assigned to such term in Section 2.5 hereof.

“Affiliate” of a Person means any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such other Person. For purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement, as the same may be amended, supplemented or restated from time to time.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in State of New York.

“Closing Shelf Registration Statement” has the meaning assigned to such term in Section 4.1 hereof.

“Commission” means the United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company Indemnified Person” has the meaning assigned to such term in Section 7.2 hereof.

“Company Standstill Period” has the meaning assigned to such term in Section 5.1 hereof.

“Convertible Note” has the meaning assigned to such term in the Investment Agreement.

“Convertible Note Shelf Registration Statement” has the meaning assigned to such term in Section 4.1 hereof.

“Demand Registration” has the meaning assigned to such term in Section 2.1 hereof.

“Demand Request” has the meaning assigned to such term in Section 2.1 hereof.

“Exchange” has the meaning assigned to such term in the Loan Agreement, whether or not such agreement is in full force and effect as of the date of the Exchange.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

“Form S-3” has the meaning assigned to such term in Section 2.8 hereof.

“Form S-3 Registration” has the meaning assigned to such term in Section 2.8 hereof.

“Holder” means any (i) Person (other than the Company) who owns Registrable Securities at the relevant time and is a party to this Agreement, (ii) Additional Holder, or (iii) the Investor. The Investor shall be deemed, for purposes hereunder, a single Holder.

“Holder Indemnified Person” has the meaning assigned to such term in Section 7.1 hereof.

“Indemnitee” has the meaning assigned to such term in Section 7.3 hereof.

“Inspectors” has the meaning assigned to such term in Section 6.1(k) hereof.

“Investor” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Joining Holder” has the meaning assigned to such term in Section 2.2 hereof.

“Loss” and “Losses” have the meanings assigned to such terms in Section 7.1 hereof.

“Major Holder” means, with respect to a class of Registrable Securities, any Person or group or Affiliate of a Person that holds a minimum of 10% of the Registrable Securities as of the date of determination.

“Majority Participating Holders” means, with respect to any registration of Registrable Securities under this Agreement, the Holder or Holders at the relevant time of at least a majority of amount and/or type of the Registrable Securities to be included in the Registration Statement in question.

“Material Disclosure Event” means, as of any date of determination, any pending or imminent event relating to the Company or any of its Subsidiaries, which, in the good faith determination of the Board of Directors of the Company after consultation with counsel to the Company (i) requires disclosure of material, non-public information relating to such event in any Registration Statement or related Prospectus (including documents incorporated by reference therein) so that such Registration Statement would not be materially misleading, (ii) is otherwise not required to be publicly disclosed at that time (e.g., on Forms 10-K, 8-K, or 10-Q) under applicable federal or state securities laws but for the filing of such Registration Statement, and (iii) if publicly disclosed at the time of such event, could reasonably be expected to have a material adverse effect on the business, financial condition or prospects of the Company and its Subsidiaries or would materially adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, reorganization, financing or similar transaction, or negotiations with respect thereto.

“NASD” has the meaning assigned to such term in Section 6.1(n) hereof.

“Participating Holder” means any Holder on whose behalf Registrable Securities are registered pursuant to Articles II, III or IV hereof.

“Permitted Assignee” means any (i) Affiliate of any Holder who acquires Registrable Securities from such Holder or (ii) any other Person who acquires any Holder’s Registrable Securities and who shall have been designated as a Permitted Assignee by such Holder in a written notice to the Company; provided, however, that the rights of any Person designated as a Permitted Assignee referred to in the foregoing clause (ii) shall be limited if, and to the extent, provided in such notice.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus and all material incorporated by reference in such prospectus.

“Purchase Option” has the meaning assigned to such term in the Investment Agreement.

“Records” has the meaning assigned to such term in Section 6.1(k) hereof.

“Registered Repayment Offering” has the meaning assigned to such term in the Loan Agreement.

The terms “register,” “registered” and “registration” mean a registration effected by preparing and filing with the Commission a Registration Statement on an appropriate form in compliance with the Securities Act, and the declaration or order of the Commission of the effectiveness of such Registration Statement under the Securities Act.

“Registrable Securities” means the following securities of the Company held by any of the Holders (or their respective Affiliates and successors and assigns or Permitted Assignees) at any time or from time to time: (i) the Convertible Note, (ii) the Warrants, (iii) the shares of Common Stock (x) issued upon conversion of the Convertible Note, (y) issued upon the exercise of the Warrants, or (z) otherwise held by the Holders, (iv) any Convertible Note, Warrants, shares of additional Common Stock or securities that may be acquired or received by the Holders or issued or distributed or be issuable with respect to Registrable Securities by way of a stock dividend, stock split or reverse stock split or in connection with a combination of shares, recapitalization, merger, consolidation or otherwise, and any securities issued in exchange for or in replacement of such Registrable Securities, (v) any securities of the Company that the Company is required to register in order to satisfy the Company’s payment obligations to the Investor in the event of a Stockholder Approval Default in the manner prescribed in Section 12.2(b) of the Loan Agreement as of the appropriate date of determination, and (vi) any securities of the Company that the Investor may acquire upon the Investor’s exercise of the Purchase Option; provided, however, that as to any Registrable Securities, such securities shall cease to constitute “Registrable Securities” for purposes of this Agreement if and when (i) a Registration Statement with respect to the sale of such securities shall have been declared effective by the Commission and such securities shall have been sold pursuant thereto, or (ii) such securities are sold or transferred in accordance with the provisions of Rule 144, or (iii) such securities are sold or transferred (other than in a transaction under clause (i) or (ii) above) by a person in a transaction in which such person’s rights under this Agreement are not assigned, or (iv) such securities are no longer outstanding, or (v) such securities may, in the reasonable determination of the beneficial owner thereof, be sold or transferred by such beneficial owner pursuant to Rule 144 at the time such beneficial owner desires to sell or transfer such securities and new certificates for such securities not bearing a legend restricting transfer under the Securities Act shall have been delivered to the Holder thereof by the Company. For purposes of this Agreement, a “class” of Registrable Securities shall mean all securities with the same terms and a “percentage” (or a “majority”) of the Registrable Securities (or, where applicable, of any other securities) shall be determined (x) based on the number of shares of such securities, in the case of Registrable Securities which are equity securities, and (y) based on the principal amount of such securities, in the case of Registrable Securities which are debt securities.

“Registration Statement” means any Registration Statement of the Company filed with, or to be filed with, the Commission under the rules and regulations promulgated under the Securities Act, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

“Requesting Holder” has the meaning assigned to such term in Section 2.1 hereof.

“Required Filing Date” has the meaning assigned to such term in Section 2.1 hereof.

“Required Period” has the meaning assigned to such term in Section 4.2 hereof.

“Rule 144” means Rule 144 (or any similar provision then in force) promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

“Shelf Registration Statement” has the meaning assigned to such term in Section 4.1 hereof.

“Stockholder Approval” has the meaning assigned to such term in the Loan Agreement.

“Stockholder Approval Default” has the meaning assigned to such term in the Loan Agreement.

“Subsidiary” means (i) as to the Company, any Person in which more than 25% of all equity, membership, partnership or other ownership interests is owned directly or indirectly by the Company or one or more of its Subsidiaries; and (ii) as to any other Person, any Person in which more than 25% of all equity, membership, partnership or other ownership interests is owned directly or indirectly by such Person or by one or more of such Person’s Subsidiaries. Unless otherwise specified in this Agreement or any Loan Document (as defined in the Loan Agreement), references to a Subsidiary refer to a Subsidiary of the Company.

“Suspension Notice” has the meaning assigned to such term in Section 5.2 hereof.

“Suspension Period” has the meaning assigned to such term in Section 5.2 hereof.

“Underwriter” means a securities dealer(s) who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” means a registration in which securities of the Company are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

“Warrants” means all warrants issued by the Company at any time prior to or after the date hereof, including Warrant No. A3, dated March 31, 2005, and Warrant No. A4, dated March 31, 2005.
      1.2     General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, the terms “hereof,” “herein,” “hereunder” and similar terms refer to this Agreement as a whole (including the exhibits and schedules hereto), and references herein to Sections refer to Sections of this Agreement. The words “include,” “includes” and “including,” when used in this Agreement, shall be deemed to be followed by the words “without limitation.”
ARTICLE II
DEMAND REGISTRATION
      2.1     Request for Registration. Any Major Holder may, from time to time (each, a “Requesting Holder”) make a request in writing (a “Demand Request”) that the Company effect the registration under the Securities Act of all or a specified number of shares (or amount) and type of Registrable Securities held by the Requesting Holders proposed to be sold and the intended method(s) of distribution thereof (a “Demand Registration”); provided, however, that the Company will in no event be required to effect (a) more than three (3) Demand Registrations under this Section 2.1 subject to the Company’s compliance with its obligations under Article III hereof, or (b) any Demand Registration within three (3) months after the effective date of a Registration Statement relating to any Underwritten Offering (including any such offering effected pursuant to a Demand Registration hereunder). Upon receipt of a Demand Request, the Company will cause to be included in a Registration Statement on an appropriate form under the Securities Act, filed with the Commission as promptly as practicable but in any event not later than sixty (60) calendar days after receiving a Demand Request (the “Required Filing Date”), such Registrable Securities as may be requested by such Requesting Holders in their Demand Request together with any other Registrable Securities of the same class as requested by Joining Holders joining in such request pursuant to Section 2.2 hereof. The Company shall use its best efforts to cause any such Registration Statement to be declared effective by the Commission as promptly as possible after such filing. A registration of any securities by the Company pursuant to Section 2.9 hereof shall not constitute a Demand Registration or a Demand Request and shall not in any way affect or limit the rights of the Requesting Holders pursuant to this Section 2.1.
      2.2     Joining Holders. If at any time the Company proposes to register Registrable Securities for the account of the Requesting Holders pursuant to Section 2.1 hereof, then (i) the Company shall give, or cause to be given, written notice of such proposed filing to all of the Holders of such class of Registrable Securities as soon as practicable (but in no event less than thirty (30) calendar days before the anticipated filing date), upon which any Holder (each such Holder, a “Joining Holder”) may, upon written request to the Company, so as to be received by the Company no later than the fifth (5th) Business Day after receipt by such Holder of such notice, request that the Company register, on the same terms and conditions as the securities otherwise being sold pursuant to such Demand Registration, any of its Registrable Securities of the same class as the securities otherwise being sold pursuant to such Demand Registration, and the Company will use its best efforts to cause such Registrable Securities to be included in the Registration Statement proposed to be filed by the Company on the same terms and conditions as any securities of the same class included therein. All such requests by Joining Holders shall specify the aggregate amount and/or class of Registrable Securities to be registered and the intended method of distribution of the same.
      2.3     Effective Registration. A registration will not count as a Demand Registration for purposes of Section 2.1 hereof (i) unless the related Registration Statement has been declared effective and has remained effective until such time as all of such Registrable Securities covered thereby have been disposed of in accordance with the intended methods of disposition by the Participating Holders (but in no event for a period of more than one hundred eighty (180) calendar days after such Registration Statement becomes effective not including any Suspension Period) or cease to be Registrable Securities, (ii) if pursuant to Section 2.5 hereof, the Requesting Holders and Joining Holders are cut back to fewer than 75% of the Registrable Securities requested to be registered and at the time of the request there was not in effect a Shelf Registration Statement, as applicable, or the Holders cannot otherwise utilize the Shelf Registration Statement, as applicable, and (iii) unless the Company has complied with all of its obligations under this Agreement; it being understood that if, after such Registration Statement has become effective, an offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order, injunction, or other order of the Commission or other governmental agency or court, such Registration Statement with respect to such Demand Registration will be deemed not to have been effected (and will not count as a Demand Registration for purposes of Section 2.1 hereof), unless and until (1) such stop order or injunction is removed, rescinded or otherwise terminated, and (2) the Requesting Holders thereafter elect to continue the offering.
      2.4     Underwritten Offering. If the Requesting Holder so elects and so advises the Company as part of its Demand Request for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, and the Requesting Holder shall be entitled to select the managing Underwriter or Underwriters for such offering, which managing Underwriter or Underwriters shall be reasonably acceptable to the Company.

      2.5     Priority on Demand Registrations.
      (a) Underwritten Offering. With respect to any offering of Registrable Securities pursuant to a Demand Registration in the form of an Underwritten Offering, no securities to be sold for the account of any Person (including the Company) other than the Requesting Holder shall be included in such Demand Registration unless the Underwriter or managing Underwriter selected in accordance with Section 2.4 hereof, advises the Requesting Holder in writing that the inclusion of such securities will not adversely affect the price or success of the offering (an “Adverse Effect”). Furthermore, in the event that the Underwriter or managing Underwriter, advises the Requesting Holder in writing that the amount of Registrable Securities proposed to be included in such Demand Registration by Requesting Holders and Joining Holders is sufficiently large (even after exclusion of all securities of any other Person pursuant to the immediately preceding sentence) to cause an Adverse Effect, the number of Registrable Securities to be included in such Demand Registration shall be allocated among all such Requesting Holders and Joining Holders pro rata based on the ratio of the number of Registrable Securities that each such Holder requested to be included in such Demand Registration to the total number of Registrable Securities that all Requesting Holders and Joining Holders requested to be included in such Demand Registration; provided, however, that if, as a result of such pro-ration, any Requesting Holder or Joining Holder shall not be entitled to include in a registration all Registrable Securities of the class that such Holder had requested to be included, such Holder may elect to withdraw its request to include such Registrable Securities in such registration (in which case such registration shall not count as a Demand Registration in accordance with Section 2.3) or may reduce the number requested to be included.
      (b) Non-Underwritten Offering. With respect to any offering of Registrable Securities pursuant to a Demand Registration that is not in the form of an Underwritten Offering, no securities to be sold for the account of any Person (including the Company) other than the Requesting Holder shall be included in such Demand Registration unless the Majority Participating Holders in good faith, or in the event the Requesting Holder is also the Majority Participating Holders, the Majority Participating Holders after consultation with the Company, advises the Requesting Holder in writing that the inclusion of such securities will not result in an Adverse Effect. Furthermore, in the event that the Majority Participating Holders in good faith, or in the event the Requesting Holder is also the Majority Participating Holders, the Majority Participating Holders after consultation with the Company, advises the Requesting Holder in writing that the amount of Registrable Securities proposed to be included in such Demand Registration by Requesting Holders and Joining Holders is sufficiently large (even after exclusion of all securities of any other Person pursuant to the immediately preceding sentence) to cause an Adverse Effect, the number of Registrable Securities to be included in such Demand Registration shall be allocated among all such Requesting Holders and Joining Holders pro rata based on the ratio of the number of Registrable Securities that each such Holder requested to be included in such Demand Registration to the total number of Registrable Securities that all Requesting Holders and Joining Holders requested to be included in such Demand Registration; provided, however, that if, as a result of such pro-ration, any Requesting Holder or Joining Holder shall not be entitled to include in a registration all Registrable Securities of the class that such Holder had requested to be included, such Holder may elect to withdraw its request to include such Registrable Securities in such registration (in which case such registration shall not count as a Demand Registration in accordance with Section 2.3) or may reduce the number requested to be included.
      2.6     Withdrawal and Cancellation of Registration. If (i) the Requesting Holder disapproves of the terms of any Demand Registration, whether in the form of an Underwritten Offering or a non-Underwritten Offering, under Article II hereof, (ii) the Requesting Holder is not entitled to include all of its Registrable Securities specified in the Demand Request in any offering, (iii) a Suspension Period occurs after a request for a Demand Registration but before the Registrable Securities covered by such Demand Request are sold, transferred, exchanged or disposed in accordance with such Demand Request, or (iv) if the Company has breached its obligations hereunder, then in any of such cases the Requesting Holder may elect to withdraw from such offering by giving written notice to the Company and the Underwriter, to the extent applicable, of its request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the Requesting Holder withdraws from the proposed offering relating to a Demand Registration in accordance with the previous sentence, then (i) the Participating Holders shall have no further rights to include their Registrable Securities in such Demand Registration, (ii) the Company shall, and cause Affiliates to, cease all efforts to secure registration, and (iii) the Company shall be responsible for the expenses of the Requesting Holders incurred in connection with such cancelled registration through the date of the written notice of withdrawal.
      2.7     Registration Statement Form. Registrations under this Article II shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the Major Holders requesting participation in the Demand Registration, and (ii) as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the applicable Holders’ requests for such registration. Notwithstanding the foregoing, if, pursuant to a Demand Registration, (x) the Company proposes to effect registration by filing a registration statement on Form S-3 (or any successor or similar short-form registration statement), (y) such registration is in connection with an Underwritten Offering and (z) the managing Underwriter or Underwriters shall advise the Company in writing that, in its or their opinion, the use of another form of Registration Statement (or the inclusion, rather than the incorporation by reference, of information in the Prospectus related to a Registration Statement on Form S-3 (or other short-form Registration Statement)) is of material importance to the success of such proposed offering, then such registration shall be effected on such other form (or such information shall be so included in such Prospectus).
      2.8     Registration on Form S-3. Each Holder may at any time and from time to time, without limitation as to the aggregate number of such requests, request (each, a “Form S-3 Registration”) in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 or any similar short-form registration which may be available at such time (“Form S-3”). Upon receipt of such Form S-3 Registration, the Company will promptly give written notice of the proposed registration to all other Holders of Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) calendar days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.8 if Form S-3 is not available for such offering. No securities other than the Registrable Securities shall be included in the Form S-3 without the consent of the Holders. Registrations effected pursuant to this Section 2.8 shall not be counted as Demand Registrations effected pursuant to Section 2.1.
      2.9     Registered Repayment Offering. In the event the Company shall be required to engage in one or more Registered Repayment Offerings, on each such occasion the Company shall, as soon as practicable (and in no event later than fifteen (15) calendar days after the occurrence of a Stockholder Approval Default if pursuant to a Shelf Registration Statement, and in no event later than thirty (30) calendar days after the occurrence of a Stockholder Approval Default if otherwise), file with the Commission a Registration Statement relating to the offer and sale of any or all securities of the Company as necessary in order to satisfy the Company’s payment obligations to the Investor in the event of a Stockholder Approval Default in the manner prescribed in Section 12.2(b) of the Loan Agreement as of the appropriate date of determination. Such registration shall be in the form of an Underwritten Offering and the Underwriter shall be selected by the Investor. The Company shall use its best efforts to cause all such securities to be registered and sold, in accordance with Section 12.2(b) of the Loan Agreement, and to cause the proceeds thereof to be delivered to the Investor as required by Section 12.2(b) of the Loan Agreement. Registrations effected pursuant to this Section 2.9 shall not be counted as a Demand Registration pursuant to Section 2.1 hereof.
ARTICLE III
PIGGYBACK REGISTRATIONS
      3.1     Holder Piggyback Registration. If at any time after the date hereof the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of any Registrable Securities or other securities of the Company, including pursuant to Section 2.9 hereof (except pursuant to registrations on

Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan) on a form that would permit registration of Registrable Securities or other securities of the Company for sale to the public under the Securities Act, or in the event of any “take-down” by the Company from a Shelf Registration Statement, then the Company shall give written notice (“Piggyback Notice”) of such proposed filing or “take-down” to each Holder as soon as practicable, but in any event not less than twenty-one (21) calendar days before the anticipated filing date. Such Piggyback Notice shall (a) describe the proposed registration (including the number and class of such securities proposed to be registered, the proposed date of filing of such Registration Statement, any proposed means of distribution of such securities, any proposed managing underwriter of such securities and a good faith estimate by the Company of the proposed maximum offering price of such securities as such price is proposed to appear on the facing page of such Registration Statement), and (b) offer each Holder the opportunity to register any of such Holder’s Registrable Securities of the same class as those being registered by the Company, as each such Holder may request in writing (the “Piggyback Shares”), on the same terms and conditions as the securities otherwise being sold pursuant to such registration or “take-down” (each a “Piggyback Registration”). Such written request must be received by the Company no later than ten (10) Business Days after receipt by such Holder of a Piggyback Notice and shall state the intended method of disposition thereof if the securities otherwise being sold are being sold by more than one method of disposition. Upon receipt of this request, the Company will use its best efforts (and shall use its best efforts to cause the Underwriter of a proposed Underwritten Offering) to cause such Registrable Securities as to which registration shall have been so requested to be included in the Registration Statement proposed to be filed by the Company or the “take-down” on the same terms and conditions as the securities otherwise being sold pursuant to such registration.
      3.2     Priority on Piggyback Registrations.
      (a) Subject to Section 3.2(b) below, if the Underwriter or managing Underwriter for a Piggyback Registration that is an Underwritten Offering advises the Company and the Holders in writing (or, in the event of a Piggyback Registration that is not being underwritten, if the Majority Participating Holders in good faith (or in the event the Requesting Holder is also the Majority Participating Holders, the Majority Participating Holders after consultation with the Company) advises the Company and the Holders in writing) that the inclusion of such Piggyback Shares would cause an Adverse Effect, then the Company will be obligated to include in such Registration Statement only that number of Registrable Securities which, in the reasonable judgment of the Underwriter or managing Underwriter (or, in the event of a Piggyback Registration that is not being underwritten, the Majority Participating Holders in good faith (or in the event the Requesting Holder is also the Majority Participating Holders, the Majority Participating Holders after consultation with the Company)), would not have an Adverse Effect; provided, however, that no such reduction shall reduce the aggregate amount of Registrable Securities included in such Registration Statement for the benefit of the Requesting Holders to less than (i) any time that the Shelf Registration Statements are not effective or the Holders may not otherwise utilize the Registration Statements, as applicable, for the offer and sale of all Registrable Securities, all of the Registrable Securities requested by the Holders to be included in such Registration Statement (subject to the maximum amount of the securities to be sold in the related Underwritten Offering), and (ii) any time after the Shelf Registration Statements are declared effective and the Holders may utilize the Registration Statement for the offer and sale of all Registrable Securities, fifty percent (50%) of the total number of securities that are included in each such Registration Statement thereafter. Any partial reduction in the number of Registrable Securities to be included in a Registration Statement pursuant to the immediately preceding sentence shall be affected pro rata based on the ratio of the number of Registrable Securities that each such Holder requested to be included in such Registration Statement to the total number of Registrable Securities that all Holders requested to be included in such Registration Statement; provided, however, that if, as a result of such pro-ration, any Holder requesting to be included in such Registration Statement pursuant to Section 3.1 hereof shall not be entitled to include in a registration all Registrable Securities of the class that such Holder had requested to be included, such Holder may elect to withdraw its request to include such Registrable Securities in such registration or may reduce the number requested to be included in accordance with Section 3.3 hereof.

      (b) Priority in Registered Repayment Offering. Subject to Section 2.9 hereof, following the occurrence of a Stockholder Approval Default and until such time as the Investor is paid in full in cash in accordance with the terms of Section 12.2(b) of the Loan Agreement, the aggregate amount of the securities of the Company to be included in a Registration Statement under any Registered Repayment Offering shall not be reduced to less than all of the securities to be included in such Registration Statement for the benefit of the Investor pursuant to this Agreement and Section 12.2(b) of the Loan Agreement as of the appropriate date of determination; provided, however, that in the event the Underwriter or the managing Underwriter of a Registered Repayment Offering reasonably determines in good faith, after consultation with the Investor, that the inclusion of Piggyback Shares will adversely affect the Company’s ability to make payment in full to the Investor pursuant to and in accordance with Section 12.2(b) of the Loan Agreement, and advises the Investor of such determination in writing in advance, then the Company will be obligated to include in such Registration Statement only that number or amount of Registrable Securities which, in the reasonable judgment in good faith of the Underwriter or the Managing Underwriter after consultation with the Investor, will not adversely affect the Company’s ability to make payment in full to the Investor pursuant to Section 12.2(b) of the Loan Agreement as of the appropriate date of determination.
      (c) Subject to the Company’s compliance with its obligations under this Article III, if after a Demand Request by the Holders pursuant to Section 2.1 hereof the Company initiates a proposal to register an Underwritten Offering of securities for its own account pursuant to this Article III and the Holders will be afforded the right (whether or not exercised by the Holders) to include Registrable Securities in such Underwritten Offering in accordance with and subject to the provisions of this Article III, then the proposed registration for the account of the Company pursuant to this Article III shall be given priority in all respects.
      (d) Subject to the Company’s compliance with its obligations under this Article III, and subject to the last sentence of Section 3.2(b) hereof, if prior to the filing or effectiveness of the Shelf Registration Statements the Company initiates a proposal to register an Underwritten Offering of equity securities for its own account pursuant to this Article III and the Holders will be afforded the right (whether or not exercised by the Holders) to include Registrable Securities in such Underwritten Offering in accordance with and subject to the provisions of this Article III, then the proposed registration for the account of the Company pursuant to this Article III shall be given priority in all respects.
      (e) Notwithstanding anything contained herein to the contrary (except for the registration and sale of Company securities pursuant to Section 2.9 hereof) until the date that is the earlier to occur of (i) one hundred twenty (120) calendar days from the date that the Closing Shelf Registration Statement is declared effective, or (ii) the date that Stockholder Approval is obtained, the Company will not initiate a proposal to register or otherwise conduct an Underwritten Offering of equity securities of the Company for its own account.
      (f) If the Company issues a notice of a proposed Underwritten Offering of equity securities of the Company for its own account pursuant to Section 3.2(d) hereof and subsequently abandons, ceases or withdraws such offering, the Company shall not issue a notice of a subsequent proposed registration of an Underwritten Offering of equity securities of the Company for its own account pursuant to Section 3.2(d) hereof until the Shelf Registration Statements are declared effective, as applicable.
      3.3     Withdrawals. Each Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Article III by giving written notice to the Company of its request to withdraw prior to the effectiveness of the Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by a Holder in connection with such cancelled registration through the date of such notice of cancellation; provided, however, that the Company shall not be responsible to pay the expenses incurred by a withdrawing Holder in connection with more than two (2) such cancelled registrations.

ARTICLE IV
SHELF REGISTRATION
      4.1     Shelf Registration Filing. Within thirty (30) calendar days following the date hereof, the Company shall file with the Commission a Registration Statement (the “Closing Shelf Registration Statement”) relating to the offer and sale of all of the Registrable Securities (other than (a) the Convertible Note, (b) the shares of Common Stock issued upon conversion of the Convertible Note, and (c) any and all shares of additional Common Stock or securities that may be acquired or received by the Holders or issued or distributed or be issuable with respect thereto by way of a stock dividend, stock split or reverse stock split or in connection with a combination of shares, recapitalization, merger, consolidation or otherwise, and any securities issued in exchange for or in replacement of the foregoing securities) to the public, from time to time, on a delayed or continuous basis. In addition, within thirty (30) calendar days following the date of the Exchange, the Company shall file with the Commission a Registration Statement (the “Convertible Note Registration Statement”, together with the Closing Shelf Registration Statement, the “Shelf Registration Statements”) relating to the offer and sale of (a) the Convertible Note, (b) all of the shares of Common Stock issued upon conversion of the Convertible Note, and (c) any and all shares of additional Common Stock or securities that may be acquired or received by the Holders or issued or distributed or be issuable with respect thereto by way of a stock dividend, stock split or reverse stock split or in connection with a combination of shares, recapitalization, merger, consolidation or otherwise, and any securities issued in exchange for or in replacement of the foregoing securities, to the public, from time to time, on a delayed or continuous basis. The Company shall use its best efforts to cause the Shelf Registration Statements to be declared effective under the Securities Act as soon as practicable after the filing thereof with the Commission and to maintain and cause the Shelf Registration Statements to remain effective thereafter. The Shelf Registration Statements shall specify the intended method of distribution of the Registrable Securities substantially in the form of Exhibit A attached hereto. The Company shall file the Shelf Registration Statements on Form S-3 or, if the Company or the offering of the Registrable Securities does not satisfy the requirements for use of such form, such other form as may be appropriate; provided, however, that if the Shelf Registration Statements are not filed on Form S-3, the Company shall, promptly upon meeting the requirements for use of such form, file an appropriate amendment to the Shelf Registration Statements to convert it to Form S-3. Registrations effected pursuant to this Section shall not be counted as Demand Registrations effected pursuant to Section 2.1. Notwithstanding anything contained herein to the contrary, no securities other than the Registrable Securities shall be included in the Shelf Registration Statements without the prior written consent of the Holders.
      4.2     Required Period and Shelf Registration Procedures. The Company shall (i) cause the Shelf Registration Statements to include a resale Prospectus intended to permit each Holder to sell, at such Holder’s election, all or part of the Registrable Securities held by such Holder without restriction, (ii) use its best efforts to prepare and file with the Commission such supplements, amendments and post-effective amendments to the Shelf Registration Statements as may be necessary to keep the Shelf Registration Statements continuously effective (subject to Sections 3.2(c) and 3.2(d) and to any Suspension Period(s) referred to below) for so long as the securities registered thereunder constitute Registrable Securities (the “Required Period”), and (iii) use its best efforts to cause the resale Prospectus to be supplemented by any required Prospectus supplement (subject to Section 5.2(c) and to any Suspension Period(s) referred to below).
      4.3     Effective Registration. A registration will not count as a Shelf Registration Statement until the Registration Statement filed with the Commission with respect to such Shelf Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Shelf Registration Statement will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) the Investor (and the Majority Participating Holders, as the case may be) thereafter elects to continue the offering.

      4.4     Underwritten Offering. If the Majority Participating Holders so elect and so advise the Company, the offering of Registrable Securities pursuant to the Shelf Registration Statements or any “takedown” thereof shall be in the form of an Underwritten Offering and the Company, if necessary, shall amend or supplement the Shelf Registration Statements for such purpose, and the Majority Participating Holders shall be entitled to select the managing Underwriter or Underwriters and any other Underwriters for such offering; provided, however, that any such Underwriter shall be reasonably acceptable to the Company.
ARTICLE V
STANDSTILL AND SUSPENSION PERIODS
      5.1     Company Standstill Period. (a) In the event of an Underwritten Offering of Registrable Securities on a firm commitment basis pursuant to Section 2.1 hereof, the Company agrees not to, without the prior written consent of the managing Underwriter and the Majority Participating Holders, in the case of an Underwritten Offering, or the Majority Participating Holders in the case of a non-Underwritten Offering, offer, pledge, sell, contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities that are the same as, or similar to, the Registrable Securities, or any securities convertible into, or exchangeable or exercisable for, any securities of the Company that are the same as, or similar to, the Registrable Securities (except pursuant to registrations on Form S-4 or any successor form, or otherwise in connection with the acquisition of a business or assets of a business, a merger, or an exchange offer for the securities of the issuer or another entity, or pursuant to a Company dividend reinvestment plan, or for issuances of securities pursuant to the conversion, exchange or exercise of then-outstanding convertible or exchangeable securities, options, rights or warrants, or pursuant to registrations on Form S-8 or any successor form or otherwise relating solely to securities offered pursuant to any benefit plan), during the period commencing fifteen (15) calendar days prior to the effective date of the Registration Statement relating to such Registrable Securities (to the extent timely notified in writing by the Majority Participating Holders or the managing Underwriter of such distribution) and ending on the ninetieth (90th) calendar day after such effective date (the “Company Standstill Period”).
      (b) The Company agrees to use best efforts to obtain from each holder of securities of the Company which are subject to selling restrictions and are the same as or similar to those being registered by the Company, or which are convertible into or exchangeable or exercisable for any of its securities, an agreement not to effect any public sale or distribution of such securities (other than securities purchased in a public offering) during any Company Standstill Period. Without limiting the foregoing, if after the date hereof the Company grants, pursuant to and in compliance with Section 10.1 hereof, any Person (other than a holder of Registrable Securities) any rights to demand or participate in a registration, the Company agrees that the agreement with respect thereto shall include such Person’s agreement as contemplated by the previous sentence.
      5.2     Suspension Period. Except with respect to a registration under Section 2.9 hereof, the Company may, by notice in writing to each Holder, postpone the filing or effectiveness of the Shelf Registration Statement or any other registration requested pursuant to this Agreement, or otherwise suspend the Demand Registration rights of the Holders and/or require the Holders to suspend use of any resale Prospectus included in the Shelf Registration Statement for any period of time reasonably determined by the Company if there shall occur a Material Disclosure Event (such period, a “Suspension Period”). Notwithstanding anything herein to the contrary, the Company shall not be entitled to more than three (3) Suspension Periods, which Suspension Periods shall have durations of not more than thirty (30) calendar days each (but may at the Company’s reasonable determination run consecutively for a given Material Disclosure Event) during any consecutive 12 month period, and which Suspension Periods shall not exceed more than seventy-five (75) calendar days in the aggregate in any consecutive 12 month period; provided, however, that if the Company deems in good faith that it is necessary to file a post-effective amendment to the Shelf Registration Statement in order to comply with Article IV hereof, then such period of time from the date of filing such post-effective amendment until the date on which the Shelf Registration Statement is declared effective by the Commission shall not be treated as a Suspension Period and the Company shall use its best efforts to cause such post-effective amendment to be declared effective as promptly as possible, but in no event more than two (2) Business Days following the filing of such post-effective amendment (subject only to such delay as may be caused solely as a result of review by the Commission, whereupon the Company shall use its best efforts to facilitate such review and approval by the Commission and cause such post-effective amendment to be declared effective as promptly as possible). Each Holder agrees that, upon receipt of notice from the Company of the occurrence of a Material Disclosure Event (a “Suspension Notice”), such Holder will forthwith discontinue any disposition of Registrable Securities pursuant to the Shelf Registration Statement or any public sale or distribution, including pursuant to Rule 144, until the earlier of (i) the expiration of the Suspension Period and (ii) such Holder’s receipt of a notice from the Company to the effect that such suspension has terminated. Any Suspension Notice shall be accompanied by a certificate of the Chief Executive Officer, Chief Financial Officer, President or any Vice President of the Company confirming the existence of the Material Disclosure Event. If so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such Suspension Notice. The Company covenants and agrees that it will not deliver a Suspension Notice with respect to a Suspension Period unless Company employees, officers and directors are also prohibited by the Company for the duration of such Suspension Period from effecting any public sales of shares of Common Stock beneficially owned by them. In the event of a Suspension Notice, the Company shall, promptly after such time as the related Material Disclosure Event no longer exists, provide notice to all Holders that the Suspension Period has ended, and take any and all actions necessary or desirable to give effect to any Holders’ rights under this Agreement that may have been affected by such notice, including the Holders’ Demand Registration rights and rights with respect to any Shelf Registration Statement.
      5.3     Holder Standstill Period. Except with respect to a registration under Section 2.9 hereof, each Holder of Registrable Securities (whether or not such Registrable Securities are covered by the Shelf Registration Statement or by a Registration Statement filed pursuant to Section 2.1 or 3.1 hereof) agrees to enter into a customary lock-up agreement with the managing Underwriter for any Underwritten Offering of the Company’s equity securities for its own account, containing terms reasonably acceptable to such managing Underwriter, covering the period commencing fifteen (15) calendar days prior to the effective date of any Registration Statement relating to such securities of the Company and ending on the ninetieth (90th) calendar day after such effective date (or such shorter period as shall have been agreed to by the Company’s executive officers and directors in their respective lock-up agreements); provided, however, that the obligations of each Holder under this Section 5.3 shall apply only if: (i) such Holder will be afforded the right (whether or not exercised by the Holder) to include Registrable Securities in such Underwritten Offering in accordance with and subject to the provisions of Article III hereof, (ii) each of the Company’s executive officers and directors enter into lock-up agreements with such managing Underwriter, which agreements shall not contain terms more favorable to such executive officers or directors than those contained in the lock-up agreement entered into by such Holder, and (iii) the aggregate restriction periods in such Holder’s lock-up agreements entered into pursuant to this Section 5.3 shall not exceed an aggregate of ninety (90) calendar days during any 365-day period.
      5.4     Restrictions on Sale by the Company and Others. The Company agrees: (i) not to effect any public sale or distribution of any securities similar to those being registered in accordance with Section 2.1 hereof, or any securities convertible into or exchangeable or exercisable for such securities, from the date the Company receives the written demand for any Demand Registration until permitted under any “lock-up” agreement with the Underwriter, but not more than ninety (90) calendar days from the effective date of any Registration Statement filed pursuant to Section 2.1 hereof, and (ii) that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the periods described in clause (i) above, in each case including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this Section 5.4 shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities and shall not prevent the issuance of securities by the Company under any employee benefit, stock option or stock subscription plans.

ARTICLE VI
REGISTRATION PROCEDURES
      6.1     Company Obligations. Whenever the Company is required pursuant to this Agreement to register Registrable Securities, the Company shall (it being understood and agreed that except as otherwise expressly set forth in this Article VI, if any other provision of this Agreement is more favorable to the Holders than the provisions of this Article VI, such other provision shall apply) use its best efforts to effect the registration and, if applicable, sale by the Company (including a sale pursuant to Section 2.9 hereof) and to enable the Holders to consummate disposition of all such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection therewith, shall do as follows:

(a) The Company shall provide the Participating Holders and their counsel with a reasonable opportunity to review, and comment on, any Registration Statement to be prepared and filed pursuant to this Agreement prior to the filing thereof with the Commission, and make all changes thereto as any Participating Holder may request in writing to the extent such changes are required, in the reasonable judgment of the Company’s counsel, by the Securities Act or for the Company to comply with its obligations hereunder;

(b) The Company shall cause any such Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, (in the case of the Prospectus and any preliminary Prospectus in light of the circumstances under which they were made) not misleading (except that this clause (ii) shall not apply to statements made or statements omitted by the Company solely in reliance upon and in full conformity with written information furnished but not otherwise available to the Company by any Holder solely with respect to such Holder and expressly for use in the Registration Statement or any amendment or supplement thereto), or, if for any other reason it shall be necessary to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the Commission an amendment or supplement to such Registration Statement or Prospectus which will correct such statement or omission or effect such compliance;

(c) The Company shall furnish, at its expense, to the Participating Holders such number of conformed copies of such Registration Statement and of each such amendment thereto (in each case including all exhibits thereto, except that the Company shall not be obligated to furnish to any such Participating Holder more than two (2) copies of such exhibits), such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus and each supplement thereto), and such number of the documents, if any, incorporated by reference in such Registration Statement or Prospectus, as the Participating Holders reasonably may request;

(d) The Company shall use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such securities or “blue sky” laws of the states of the United States as the Participating Holders reasonably shall request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to do any and all other acts and things that may be necessary or advisable to enable the Participating Holders to consummate the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement, except that the Company shall not, for any such purpose, be required to qualify generally to do business as a foreign corporation in any jurisdiction in which it is not obligated to be so qualified, or to subject itself to material taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction; and use its best efforts to obtain all other approvals, consents, exemptions or authorizations from such securities regulatory authorities or governmental agencies as may be necessary to enable such Participating Holders to consummate the disposition of such Registrable Securities;

(e) The Company shall promptly notify the Participating Holders, at any time when a Prospectus or Prospectus supplement relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the occurrence of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, which untrue statement or omission requires amendment of the Registration Statement or supplementing of the Prospectus, and, as promptly as practicable (subject to Section 5.2 hereof), prepare and furnish, at its expense, to the Participating Holders a reasonable number of copies of a supplement to such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that with respect to Registrable Securities registered pursuant to such Registration Statement, each Holder agrees that it will not enter into any transaction for the sale of any Registrable Securities pursuant to such Registration Statement during the time after the furnishing of the Company’s notice that the Company is preparing a supplement to or an amendment of such Prospectus or Registration Statement and until the filing and effectiveness thereof. When a Prospectus or Prospectus supplement relating thereto is required to be delivered under the Securities Act, each Participating Holder shall notify the Company, as soon as practicable, after it has actual knowledge of the occurrence of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, contains an untrue statement of a material fact with respect to such Participating Holder or omits to state any material fact with respect to such Participating Holder required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to such Participating Holder, which untrue statement or omission requires material amendment of the Registration Statement or supplementing of the Prospectus;

(f) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to holders of its securities, as soon as practicable, an earnings statement covering the period of at least 12 months, beginning within three (3) months after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(g) The Company shall provide, and cause to be maintained, a transfer agent and registrar for the Registrable Securities covered by such Registration Statement (which transfer agent and registrar shall, at the Company’s option, be the Company’s existing transfer agent and registrar) from and after a date not later than the effective date of such Registration Statement;

(h) The Company shall notify the Participating Holders and the managing Underwriter, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Registration Statement, Prospectus, Prospectus supplement or post-effective amendment related to such Registration Statement has been filed, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(i) The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable;

(j) The Company shall in the event of an Underwritten Offering of Registrable Securities pursuant to Section 2.1 hereof, enter into customary agreements (including underwriting agreements in customary form, which may include, in the case of an underwritten offering on a firm commitment basis, “lock-up” obligations substantially similar to Sections 5.1 and 5.4 hereof) and take such other actions (including using its best efforts to make such road show presentations and otherwise engaging in such reasonable marketing support in connection with any such underwritten offering, including the obligation to make its executive officers available for such purpose if so requested by the managing underwriter for such offering) as are reasonably requested by the managing underwriter in order to expedite or facilitate the sale of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the Holders holding Registrable Securities included in such Registration Statement. No Holder holding Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such Holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such Holder’s material agreements and organizational documents, and with respect to written information relating to such Holder that such Holder has furnished in writing expressly for inclusion in such Registration Statement.

(k) The Company shall make available for inspection by each Participating Holder, any underwriter participating in any disposition pursuant to such registration, and any attorney, accountant or other agent retained by such Participating Holder or any such underwriter (collectively, the ”Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and any of its Subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration, provided, however, that (i) in connection with any such inspection, any such Inspectors shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and shall comply with all Company site safety rules, (ii) Records and information obtained hereunder shall be used by such Inspectors only to exercise their due diligence responsibility and (iii) Records or information furnished or made available hereunder shall be kept confidential and shall not be disclosed by such Participating Holder, underwriter or Inspectors unless (A) the disclosing party advises the other party that the disclosure of such Records or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or is otherwise required by law, (B) the release of such Records or information is ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction (provided, however, that such person shall use its reasonable efforts to provide the Company with prior written notice of such requirement to afford the Company with an opportunity to seek a protective order or other appropriate remedy in response) or (C) such Records or information otherwise become generally available to the public other than through disclosure by such Participating Holder, underwriter or Inspector in breach hereof or by any Person in breach of any other confidentiality arrangement;

(l) The Company shall, in connection with any registration of an Underwritten Offering of Registrable Securities hereunder, use best efforts to furnish to each Participating Holder and to the managing Underwriter, if any, a signed counterpart, addressed to such Participating Holder and the managing Underwriter, if any, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants pursuant to Statement on Auditing Standards No. 72 (or any successor thereto), each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as each such Participating Holder and the managing underwriter, if any, reasonably requests;

(m) The Company shall in connection with any registration of an Underwritten Offering of Registrable Securities hereunder, provide officers’ certificates and other customary closing documents;

(n) The Company shall reasonably cooperate with each seller of Registrable Securities and any underwriter in the disposition of such Registrable Securities and with underwriters’ counsel, if any, in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the “NASD”);

(o) The Company shall use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class issued by the Company are then listed.

(p) The Company shall cooperate with the Participating Holders and the managing Underwriter, Underwriters or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

(q) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the Underwriter or Underwriters, if any, to consummate the disposition of such Registrable Securities; and

(r) The Company shall, no later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which certificates shall be in a form eligible for deposit with The Depository Trust Company.

ARTICLE VII
INDEMNIFICATION
      7.1     Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless to the full extent permitted by law (i) each Holder, each such Holder’s Affiliates and their respective officers, directors, managers, partners, stockholders, employees, advisors, agents and other representatives of the foregoing, and each of their respective successors and assigns, and each Person who controls any of the foregoing, within the meaning of the Securities Act and the Exchange Act, and (ii) any selling agent selected by the Holders or their Affiliates with respect to such Registrable Securities (each such Person being sometimes referred to as a “Holder Indemnified Person”), against any and all losses, claims, damages, liabilities (or actions or proceedings in respect thereof, whether or not such Holder Indemnified Person is a party thereto) and expenses (including reasonable costs of investigations and legal expenses), joint or several (each a “Loss” and collectively “Losses”), to which such Holder Indemnified Person may become subject, to the extent that such Losses (or related actions or proceedings) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement in which such Registrable Securities were included for registration under the Securities Act, including any preliminary or summary Prospectus or any final Prospectus included in such Registration Statement (or any amendment or supplement to such Registration Statement or Prospectus) or any document incorporated by reference therein or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, (in the case of the Prospectus and any preliminary Prospectus in light of the circumstances under which they were made) not misleading; and the Company agrees to reimburse such Holder Indemnified Person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall have no obligation to provide any indemnification or reimbursement hereunder (i) to the extent that any such Losses (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Holder, or on the Holder’s behalf, specifically for inclusion, respectively, in such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement, or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary Prospectus and corrected in a final, amended or supplemented Prospectus provided to such Holder prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such Loss, and such Holder failed to deliver a copy of the final, amended or supplemented Prospectus at or prior to such confirmation of sale in any case in which such delivery is required by the Securities Act, or (iii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was contained in a final Prospectus but was corrected in an amended or supplemented final Prospectus provided to such Holder prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such Loss, and such Holder failed to deliver a copy of the amended or supplemented final Prospectus at or prior to such confirmation of sale in any case in which such delivery is required by the Securities Act. The indemnity provided in this Section 7.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Holder Indemnified Person and shall survive the transfer or disposal of the Registrable Securities by the Holder or any such other Persons. The Company will also indemnify, if applicable and if requested, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution pursuant hereto, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holder Indemnified Persons. This indemnity shall be in addition to any liability the Company may otherwise have.
      7.2     Indemnification by the Holders. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each Holder shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7.1 hereof) the Company, each director and officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act (each such Person being sometimes referred to as a “Company Indemnified Person”), against Losses to which the Company or any such Persons may become subject under the Securities Act or otherwise, to the extent that such losses (or related actions or proceedings) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement in which Registrable Securities were included for registration under the Securities Act, or any preliminary Prospectus or any final Prospectus included in such Registration Statement (or any amendment or supplement to such Registration Statement or Prospectus), or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, (in the case of the Prospectus and any preliminary Prospectus in light of the circumstances under which they were made) not misleading, in each case, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder, or on such Holder’s behalf, specifically for inclusion, respectively, in such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement; and each Holder agrees severally but not jointly to reimburse such Company Indemnified Person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that a Holder’s aggregate liability under this Agreement shall be limited to an amount equal to the net proceeds (after deducting the underwriter’s discount and expenses) received by such Holder from the sale of such Holder’s Registrable Securities pursuant to such registration.
      7.3     Notice of Claims, Etc. Promptly after receipt by any Person entitled to indemnity under Section 7.1 or 7.2 hereof (an “Indemnitee”) of notice of the commencement of any action or proceeding (an “Action”) involving a claim referred to in such Sections, such Indemnitee shall, if indemnification is sought against an indemnifying party, give written notice to such indemnifying party of the commencement of such Action; provided, however, that the failure of any Indemnitee to give said notice shall not relieve the indemnifying party of its obligations under Sections 7.1 or 7.2 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure. In case an Action is brought against any Indemnitee, and such Indemnitee notifies the indemnifying party of the commencement thereof, each indemnifying party shall be entitled to participate therein and, to the extent it elects to do so by written notice delivered to the Indemnitee promptly after receiving the aforesaid notice, to assume the defense thereof with counsel selected by such Indemnitee and reasonably satisfactory to such indemnifying party. Notwithstanding the foregoing, the Indemnitee shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnitee, unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party, (ii) the indemnifying party shall not have employed counsel to take charge of the defense of such Action, reasonably promptly after notice of the commencement thereof or (iii) such Indemnitee reasonably shall have concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the Indemnitee were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such Indemnitee. If any of the events specified in clauses (i), (ii) or (iii) of the preceding sentence shall have occurred or otherwise shall be applicable, then the fees and expenses of counsel for the Indemnitee shall be borne by the indemnifying party; it being understood, however, that the indemnifying party shall not, in connection with any one such claim or proceeding, or separate but substantially similar or related claims or proceedings arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnitees hereunder, or for fees and expenses that are not reasonable. Anything in this Section 7.3 to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action effected without its prior written consent (which consent shall not unreasonably be withheld or delayed), but if settled with the prior written consent of the indemnifying party, or if there shall be a final judgment adverse to the Indemnitee, the indemnifying party agrees to indemnify the Indemnitee from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior consent of the Indemnitee (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement or compromise, with respect to any pending or threatened action or claim in respect of which the Indemnitee would be entitled to indemnification or contribution hereunder (whether or not the Indemnitee is an actual party to such action or claim), which (i) does not include as a term thereof the unconditional release of the Indemnitee from all liability in respect of such action or claim or (ii) includes an admission of fault, culpability or a failure to act by or on behalf of the Indemnitee.
      7.4     Contribution. If the indemnification provided for in this Article VII is unavailable or insufficient to hold harmless an Indemnitee in respect of any Losses, then each indemnifying party shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnitee, on the other hand, which relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnitee or indemnifying party, and such parties’ relative intent, knowledge, access to information and opportunity to correct or mitigate the damage in respect of or prevent the untrue statement or omission giving rise to such indemnification obligation; provided, however, that a Holder’s aggregate liability under this Section 7.4 shall be limited to an amount equal to the net proceeds (after deducting the underwriter’s discount but before deducting expenses) received by such Holder from the sale of such Holder’s Registrable Securities pursuant to such registration. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7.4 were determined solely by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
      7.5     Indemnification Payments; Other Remedies.
      (a) Periodic payments of amounts required to be paid pursuant to this Article VII shall be made during the course of the investigation or defense, as and when reasonably itemized bills therefor are delivered to the indemnifying party in respect of any particular Loss as incurred.
      (b) The remedies provided in this Article VII are not exclusive and shall not limit any rights or remedies that may otherwise be available to an Indemnitee at law or in equity.

ARTICLE VIII
REGISTRATION EXPENSES
      The Company shall bear all costs and expenses incurred in connection with any offerings pursuant to a Registration Statement or any “take-down” hereunder, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation, the following fees and expenses: (i) all registration and filing fees, (ii) all fees and expenses of compliance with state securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” laws qualifications of the Registrable Securities), (iii) printing and duplicating expenses, (iv) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (v) fees and disbursements of counsel for the Company and fees and expenses of independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters or with any required special audits), (vi) the reasonable fees and expenses of any special experts retained by the Company, (vii) fees and expenses in connection with any review of underwriting arrangements by the NASD, including fees and expenses of any “qualified independent underwriter” in connection with an underwritten offering, (viii) reasonable fees and expenses of not more than one counsel for the Participating Holders (as a group), (ix) fees and expenses in connection with listing, if applicable, the Registrable Securities on a securities exchange or the Nasdaq National Market, and (x) all duplicating, distribution and delivery expenses. In connection with any offerings pursuant to a Registration Statement, each Participating Holder will pay (i) any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities by such Participating Holder in connection with an underwritten offering; (ii) any out-of-pocket expenses of such Participating Holder including any fees and expenses of counsel to such Participating Holder (other than as set forth in clause (viii) of the immediately preceding sentence); and (iii) any applicable transfer taxes.
ARTICLE IX
RULE 144
      With a view to making available to the Holder the benefits of Rule 144 and any other similar rule or regulation of the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company covenants that, for so long as it is subject to Section 13 or 15(d) of the Exchange Act thereafter, it shall use its best efforts to file in a timely manner all reports required to be filed by it under the Exchange Act, and that it shall comply with the requirements of Rule 144(c), as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the Commission), regarding the availability of current public information to the extent required to enable any Holder to sell Registrable Securities without registration under the Securities Act pursuant to the resale provisions of Rule 144 (or any similar rule or regulation). Upon the request of any Holder, the Company will promptly deliver to such Holder a written statement as to whether it has complied with such requirements and, upon such Holder’s compliance with the applicable provisions of Rule 144 and its delivery of such documents and certificates as the Company’s transfer agent may reasonably request in connection therewith, will take such action as may be required (including using its best efforts to cause legal counsel to issue an appropriate opinion) to cause its transfer agent to effectuate any transfer of Registrable Securities properly requested by such Holder, in accordance with the terms and conditions of Rule 144.
ARTICLE X
MISCELLANEOUS
      10.1     Other Registration Rights. The Company represents and warrants that no Person has any right to require the Company to register any shares of the Company’s capital stock (or securities convertible or exercisable into shares of the Company’s capital stock) for sale or to include shares of the Company’s capital stock (or securities convertible or exercisable into shares of the Company’s capital stock) in any registration filed by the Company for the sale of shares of capital stock for its own account or for the account of any other person, other than pursuant to this Agreement. The Company shall not grant any Person any registration rights or enter into any agreement providing for registration rights that are more favorable than those being granted hereunder or that shall be in conflict with or inconsistent with or otherwise adversely affect the rights of a Holder in the Registrable Securities or such Holder’s rights under this Agreement in any respect, including, without limitation, the priority of registration or the ability to transfer or otherwise dispose of the Registrable Securities.
      10.2     Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be deemed sufficiently given or made if in writing and signed by the party making the same, and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed, if to any Holder, at the address of such Holder as set forth on the signature pages hereto, with copies to

If to the Company, at

Emisphere Technologies, Inc.
765 Old Saw Mill River Road
Tarrytown, NY 10591
Attention: Michael M. Goldberg,
Chief Executive Officer
Phone: (914) 347-2220
Fax: (914) 347-2498
Email: mgoldberg@emisphere.com

with a copy to:

Brown Rudnick Berlack Israels LLP
One Financial Center
Boston, MA 02111
Attention: Timothy C. Maguire, Esq.
Phone: (617) 856-8377
Fax: (617) 289-0413
Email: tmaguire@brownrudnick.com

If to the Investor, to:

MHR Fund Management LLC
40 West 57th Street, 24th Floor
New York, NY 10019
Fax number: (212) 262-9356
Attention: Hal Goldstein
Phone: (212) 262-0005
Fax: (212) 262-9356
Email: hgoldstein@mhrfund.com

with a copy to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
Attention: Doron Lipshitz, Esq.
Brett Lawrence, Esq.
Phone: (212) 806-5400
Fax: (212) 806-6006
Email: dlipshitz @stroock.com
blawrence@stroock.com
or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail (by registered or certified mail, return receipt requested, postage prepaid), whichever is earlier.
      10.3     Successors and Assigns; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the Holders hereunder may be assigned by any Holder to a Permitted Assignee in whole or in part, without the consent of the Company provided such Permitted Assignee agrees to be bound by the terms of this Agreement, whereupon such Permitted Assignee shall be deemed to be a Holder for all purposes of this Agreement; provided, however, that this Agreement, and the rights, duties and obligations of the Investor hereunder may be freely assigned by the Investor to any Affiliate of the Investor without notice and without the consent of the Company. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and all successors to the Company and the Holders. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Article VII and this Section 10.3; provided, however, that each of the parties hereto acknowledges and agrees that MHR Fund Management LLC, an Affiliate of the Investor, shall have the right to act on behalf of the Investor for the purposes of this Agreement and in connection with any of the transactions contemplated hereby at any time and from time to time.
      10.4     Amendments; Waivers. This Agreement may be amended or modified only by a written agreement signed by the Company, the Investor and, if different from the Investor, the Holders of a majority of the Registrable Securities then outstanding. No provision of this Agreement may be waived except pursuant to a writing signed by the Company, the Investor and, if different from the Investor, the Holders of a majority of the Registrable Securities then outstanding (including the Registrable Securities held by the Major Holders).
      10.5     Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
      10.6     Headings. The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.
      10.7     Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including, without limitation, specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.
      10.8     Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, each Holder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.
      10.9     Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED EXCLUSIVELY BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 10.2 hereof, such service to become effective ten (10) calendar days after such mailing.
      10.10     Counterparts and Facsimile Execution. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. This Agreement may be executed by facsimile signatures.
      10.11     Attorneys’ Fees. In any action of proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.
      10.12     Termination of Registration Rights; Survival. All rights granted under this Agreement shall terminate with respect to any Holder at such time as such Holder ceases to own any Registrable Securities and this entire Agreement shall terminate when all Holders cease to own or beneficially own any Registrable Securities. The provisions of Articles VII, VIII and X shall survive any termination of this Agreement
      10.13     Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and the Holders in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.
      10.14     Further Assurances. Each of the parties hereto shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.
[Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

EMISPHERE TECHNOLOGIES, INC.

By:	/s/ Elliot M. Maza

Name: Elliot M. Maza
Title: Chief Financial Officer

MHR CAPITAL PARTNERS (500) LP

By:	MHR ADVISORS LLC,

its General Partner

By:	/s/ Hal Goldstein

Name: Hal Goldstein
Title: Authorized Signatory

MHR CAPITAL PARTNERS (100) LP

By:	MHR ADVISORS LLC,

its General Partner

By:	/s/ Hal Goldstein

Name: Hal Goldstein
Title: Authorized Signatory

MHR INSTITUTIONAL PARTNERS II LP

By:	MHR INSTITUTIONAL ADVISORS II LLC,

its General Partner

By:	/s/ Hal Goldstein

Name: Hal Goldstein
Title: Authorized Signatory

MHR INSTITUTIONAL PARTNERS IIA LP

By:	MHR INSTITUTIONAL ADVISORS II LLC,

its General Partner

By:	/s/ Hal Goldstein

Name: Hal Goldstein
Title: Authorized Signatory